UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2014

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 1, 2014, Park Sterling Corporation (the “Registrant”), the bank holding company for Park Sterling Bank, completed its acquisition by merger of Provident Community Bancshares, Inc. (“Provident”), the bank holding company for Provident Community Bank (the “Merger”). Provident merged with and into the Registrant, with the Registrant as the surviving entity. The Merger was completed pursuant to an Agreement and Plan of Merger, dated as of March 4, 2014, between the Registrant and Provident (the “Merger Agreement”). Prior to entry into the Merger Agreement, no material relationship existed between the Registrant and Provident and any of their respective affiliates.

Upon completion of the Merger, each outstanding share of Provident common stock was converted into the right to receive a cash payment from the Registrant equal to $0.78 per share, or approximately $1.4 million in the aggregate. All outstanding Provident stock options were canceled without any payment since the exercise price of such stock options exceeded the merger consideration provided for in the Merger Agreement.

Additionally, in connection with the Merger Agreement, the Registrant purchased all of the outstanding shares of Provident’s Series A preferred stock (the “Series A Preferred”) and the related warrant to purchase shares of Provident common stock that Provident previously issued to the U.S. Department of the Treasury under the TARP Capital Purchase Program for an aggregate purchase price of $5,096,300. Upon completion of the Merger, each outstanding share of Series A Preferred was canceled without consideration and the related warrant ceased to be outstanding.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 5, 2014, and is incorporated herein by reference.

On May 1, 2014, the Registrant also issued a press release announcing completion of the Merger. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1

Agreement and Plan of Merger dated as of March 4, 2014 between the Registrant and Provident (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on March 5, 2014)

99.2	Press Release of the Registrant, dated May 1, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2014

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1

Agreement and Plan of Merger dated as of March 4, 2014 between the Registrant and Provident (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed with the Commission on March 5, 2014)

99.2	Press Release of the Registrant, dated May 1, 2014